                                                                    Exhibit 99.1
                  SEMICONDUCTOR INDUSTRY ASSOCIATION CONSENT


        We hereby consent to the use of our name and the inclusion of the information attributed to us in the Registration Statement on Form S-1 filed by Synplicity, Inc. (file no. 333-42146) and all amendments thereto, and the related prospectus.


                                        By:/s/ Douglas Andrey
                                           ---------------------------
                                           Douglas Andrey
                                           Director of Statistics
                                           Semiconductor Industry Association